Exhibit 99.2

SLM Holdings, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements

Effective August 21, 2007, SLM Holdings, Inc. (the “Company”) completed the purchase of certain assets and the assumption of certain liabilities of VerticalFalls Corporation. (“VerticalFalls”). The following unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2007 gives effect to the VerticalFalls merger as if it occurred on January 1, 2007, the first day of the Company’s fiscal year for the six months ended June 30, 2007. For the fiscal year ended December 31, 2006, the unaudited pro forma condensed consolidated statement of operations gives effect to this transaction as if it occurred on January 1, 2006, the first day of the Company’s fiscal year for the fiscal year ended December 31, 2006. The accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 2007, gives effect to the VerticalFalls merger as if it occurred on June 30, 2007.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto of the Company included in its Annual Report on Form 10-KSB for the year ended December 31, 2006, and the Quarterly Report on Form 10-QSB for the period ended June 30, 2007, which are incorporated by reference in this Form 8-K/A; and the accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements. Additionally, the consolidated financials statements of VerticalFalls for the year ended December 31, 2006 are included in this Form 8-K/A as exhibit 99.1.

The unaudited pro forma condensed consolidated financial statements reflect adjustments for pro forma events that are (1) directly attributable to the VerticalFalls acquisition, (2) factually supportable, and (3) expected to have a continuing impact on the combined results. The unaudited pro forma financial statements were prepared using the purchase method of accounting with SLM Holdings, Inc. treated as the acquiring entity. Accordingly, the consideration paid by the Company to complete the acquisition has been allocated preliminarily to the assets and liabilities acquired based upon their estimated fair values as of the date of the acquisition.

The unaudited pro forma condensed consolidated statements of operations are presented for illustrative purposes only and are not indicative of what the Company’s actual results of operations would have been had the acquisition been completed on the dates indicated above. Further, the unaudited pro forma condensed consolidated financial statements do not reflect one-time costs to fully merge and operate the combined organization more efficiently, or anticipated synergies expected to result from the combination. You should not rely on the unaudited pro forma condensed consolidated statements of operations as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the Company will experience.

See Notes to Financial Statements

Exhibit 99.2: Page 1

SLM HOLDINGS, INC.
Pro Forma Condensed Consolidated Balance Sheet
as of June 30, 2007
(unaudited)

	Historical		Pro-Forma
	SLM	VF	Adjustments		Pro-Forma
ASSETS
Current Assets
Cash and Cash Equivalents	$403	$9,287	$(9,287)	e	$403
Accounts Receivable	38,954	137,970	(137,970)	e	38,954
Prepaid Expenses and Other Current Assets	12,662	40,000	(40,000)	e	12,662
Total Current Assets	52,019	187,257	(187,257)		52,019

Property and Equipment, Net	62,424	7,948	(7,948)	e	62,424

Other Assets
Other assets	5,674				5,674
Intangible Assets, net			100,000	c	100,000
Goodwill		0	1,050,000	a	1,480,000
			430,000	c
Total Other Assets	5,674	0	1,580,000		1,585,674
TOTAL ASSETS	$120,117	$195,205	$1,384,795		$1,700,117

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY
Current Liabilities
Accounts Payable and Accrued Expenses	$419,834	$300,697	$(150,697)	e	$569,834
Deferred Compensation	287,605	0			287,605
Equipment Loans Payable	11,910	0			11,910
Notes Payable	0	259,750	120,250	c	480,000
Notes Payable			100,000	b
Notes Payable - Related Parties	105,000	0			105,000
Convertible Notes Payable - Net of Discount	390,000	0			390,000
Total Current Liabilities	1,214,349	560,447	69,553		1,844,349

Long-Term Liabilities
Note Payable - Venture Fund	352,748	0			352,748
Equipment Loans Payable, net of current portion	36,314	0			36,314
Total Long-Term Liabilities	389,062	0			389,062
Total Liabilities	1,603,411	560,447	69,553		2,233,411

Stockholders’ Deficiency
Common Stock	4,552	70	525	a	5,564
			487	b
			(70)	d
Additional Paid In Capital	12,427,086	0	1,049,475	a	14,451,074
			974,513	b
Accumulated Deficit	(13,914,932)	(365,312)	365,312	d	(14,989,932)
			(1,075,000)	b
Total Stockholders’ Deficiency	(1,483,294)	(365,242)	1,315,242		(533,294)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIENCY	$120,117	$195,205	$1,384,795		$1,700,117

See Notes to Financial Statements

Exhibit 99.2: Page 2

SLM HOLDINGS, INC.
Pro Forma Condensed Consolidated Statement of Operations
for the Six Months Ended June 30, 2007
(unaudited)

	Historical			Pro Forma
	SLM	VF	Adjustments			Pro-Forma
Revenues	$78,860	$209,065	$			$287,925

Operating Costs and Expenses
Marketing and Advertising	34,861	8,981				43,842
Consulting Fees	42,500	0				42,500
Consulting Fees - Related Party	28,500	0				28,500
Rent	8,445	0				8,445
Professional Fees	73,379	77,338				150,717
Travel and Entertainment	8,297	9,916				18,213
Office	13,630	2,413				16,043
Other General and Administrative Expenses	412,445	92,669		1,075,000	b	1,580,114
Depreciation and Amortization	44,625	0		11,667	a	56,292
Total Operating Expenses	666,682	191,317		1,086,667		1,944,666

Income (Loss) from Operations	(587,822)	17,748		(1,086,667)		(1,656,741)

Interest Expense, Net	1,051,735	14,055				1,065,790

Net Income (Loss)	$(1,639,557)	$3,693		$(1,086,667)		$(2,722,531)

Net Income (Loss) per common share	$(0.04)	$0.53				$(0.05)

Weighted average number of shares
outstanding	42,801,322	7,000				52,926,322

See Notes to Financial Statements

Exhibit 99.2: Page 3

VERTICALFALLS SOFTWARE INC.
NOTES TO
UNAUDITED PRO FORM CONSOLIDATED FINANCIAL STATEMENTS
JUNE 2007

Note 1 - General

The purchase price of the acquisition is set forth below:

Issuance of Common Stock to seller	$1,050,000
Total purchase price	$1,050,000
Less: non-cash item of issuance of Common stock	1,050,000
Net cash paid for acquisition	$0

The final allocation of the purchase price to the assets acquired and liabilities assumed will be based upon an appraisal of the fair market value acquired assets and liabilities assumed in accordance with FAS 141. The fair value assigned to the intangibles acquired is based on management’s reasonable estimates and the final amount will be formulated based on an independent third-party evaluation. The business acquired is a recognized leader in its industry, has had long-term relationships with its major vendors and customers, a history of increasing levels of annual sales and earnings, and introduces a number of favorable strategic opportunities to the Company; accordingly, the Company believes that the excess of purchase price over net assets acquired is justified.

The preliminary estimate of the fair value of the assets acquired and liabilities assumed is set forth below:

Assets Acquired:
Identifiable intangible assets	$100,000
Total assets acquired	100,000
Liabilities assumed:
Current liabilities	530,000
Total liabilities assumed	530,000
Costs in excess of net identifiable assets acquired (recorded goodwill)	1,480,000
Total fair value of net identifiable assets acquired and goodwill	$1,050,000

The results of operations of VerticalFalls will be consolidated with the results of operations of the Company for all periods commencing with the acquisition date of August 21, 2007.

Note 2 - Unaudited Pro Forma Consolidated Balance Sheet

The accompanying unaudited pro forma consolidated balance sheet assumes the acquisition occurred as of June 30, 2007 and reflects the following pro forma adjustments:

a.	To record the shares issued in the asset purchase agreement. Total shares issued were 5,250,000 with an estimated fair value of $1,050,000.

b.	To record the shares issued from the employment agreement with a VerticalFalls owner as part of the asset purchase agreement, as well as bonus received of $100,000. Total shares issued were 4,875,000 with an estimated fair value of $975,000.

Exhibit 99.2: Page 4

VERTICALFALLS SOFTWARE INC.
NOTES TO
UNAUDITED PRO FORM CONSOLIDATED FINANCIAL STATEMENTS (continued)
JUNE 2007

c.	To record the estimated fair value of the assets acquired, liabilities assumed and note issued to shareholder.

d.	To eliminate the VerticalFalls stockholders’ deficit that is not included in the asset purchase agreement.

e.	To eliminate the VerticalFalls assets not acquired and liabilities not assumed in the asset purchase agreement.

Note 3 - Unaudited Pro Forma Consolidated Statement of Operations

The accompanying unaudited pro forma consolidated statement of operations assumes the acquisition occurred as of January 1, 2007 and 2006, does not give effect to any cost savings or integration benefits which may result from the acquisition, and reflects the following pro forma adjustments:

a.	To record amortization of the intangible assets, as a result of the asset purchase agreement.

b.	To record the shares issued from the employment agreement with a VerticalFalls owner as part of the asset purchase agreement, as well as bonus received of $100,000. Total shares issued were 4,875,000 with an estimated fair value of $975,000.

Exhibit 99.2: Page 5

SLM HOLDINGS, INC. AND VERTICALFALLS SOFTWARE INC.
Pro Forma Condensed Consolidated Statement of Operations
for the Year End December 31, 2006
(Unaudited)

	Historical		Pro Forma
	SLM	VF	Adjustments		Pro Forma
Revenues	$314,290	$1,957,071			$2,271,361

Operating Costs and Expenses
Marketing and Advertising	129,464	2,000			131,464
Consulting Fees	88,475	0			88,475
Consulting Fees - Related Party	0	0			0
Rent	104,390	0			104,390
Professional Fees	290,006	780,000			1,070,006
Travel and Entertainment	85,970	55,415			141,385
Office	44,340	5,172			49,512
Other General and Administrative Expenses	976,902	362,268	1,075,000	b	2,414,170
Depreciation and Amortization	98,060	1,284	31,667	a	131,011
Total Operating Expenses	1,817,607	1,206,139	1,106,667		4,130,413

Loss from Operations	(1,503,317)	750,932	(1,106,667)		(1,859,052)
Interest Expense, Net	2,048,989	12,795			2,061,784
Net Income	$(3,552,306)	$738,137	$(1,106,667)		$(3,920,836)

Net Income (Loss) per common share	$(0.11)	$105.45			$(0.09)

Weighted average number of shares outstanding	31,808,133	7,000			41,933,133

Exhibit 99.2: Page 6